UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                ------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 1, 2005
                                                         ----------------

                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-14879                 22-2322400
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)

  650 College Road East, CN 5308, Suite 3100, Princeton, NJ           08540
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         (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code:  (609) 750-8200
                                                            --------------

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         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.


     On February 1, 2005, Advanced Magnetics, Inc. and Cytogen Corporation announced that the U.S. Food and Drug Administration's Oncologic Drugs Advisory Committee (ODAC) is scheduled to review the regulatory filing for Combidex(R), Advanced Magnetics' investigational molecular imaging agent, on March 3, 2005. The companies are jointly preparing for the upcoming ODAC meeting.

     Combidex (ferumoxtran-10) consists of iron oxide nanoparticles for use in conjunction with magnetic resonance imaging (MRI) to aid in the differentiation of cancerous from non-cancerous lymph nodes.

     Combidex received an approvable letter, subject to certain conditions, from the FDA in June 2000. In September 2004, Advanced Magnetics submitted a complete response to the approvable letter, which was accepted by the FDA and assigned a user fee goal date of March 30, 2005.

     The full text of the February 1, 2005 press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such Exhibit.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     Exhibit  No.      Description
     ------------      -----------

        99.1 Press Release of Advanced Magnetics and Cytogen dated February 1, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CYTOGEN CORPORATION



                                                By:   /s/ Michael D. Becker
                                                   -----------------------------
                                                   Michael D. Becker
                                                   President and Chief Executive
                                                   Officer

Dated:   February 1, 2005

                                  EXHIBIT INDEX


      Exhibit No.       Description
      -----------       -----------

         99.1 Press Release of Advanced Magnetics and Cytogen dated February 1, 2005